UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

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LiveVox Announces Strategic Partnership with Telarus

The partnership with the global master agent will help LiveVox meet the growing demand for its omnichannel customer experiences and digital engagement tools

SAN FRANCISCO, CA – April 6, 2021 – LiveVox, a leading cloud-based provider of customer service and digital engagement tools, has announced a strategic partnership with Telarus, the largest privately-held technology services distributor (master agent) of business cloud services. The new partnership enables LiveVox to educate Telarus’ agents and puts LiveVox’s powerful, next-generation digital engagement tools in the hands of operators who can advise on best practices and the operational impacts of LiveVox’s solutions.

LiveVox provides companies with a unified approach to creating personalized customer conversations by offering seamless integration capabilities across omnichannel communications, CRM, and workforce optimization. Under the terms of the partnership, the 4,500+ sub-agents in Telarus’ partner network and its existing client base—which includes thousands of companies in the healthcare, manufacturing, and financial industries—will have access to LiveVox’s complete cloud-based solutions. As a result, LiveVox will have the opportunity to grow its already extensive list of customers while showcasing its solutions and differentiation next to peer and industry leaders for the first time.

“Telarus is the largest privately-held master agent in the US, with established enterprise relationships that will help LiveVox to scale and expand our footprint as we look to capitalize on the growing demand for omnichannel customer experiences and digital engagement tools,” said LiveVox co-founder and CEO Louis Summe. “This partnership is another step in our roadmap to growing our leadership position in the market and ensuring that our industry-leading solutions are in the hands of all those who are looking to enhance the digital experience of their customers.”

As enterprises adapt to the new normal, both regarding our work and private lives, the need for seamless and effective customer relationships and engagement tools has never been more apparent. According to a study by Forrester and Adobe, companies with the most robust omnichannel customer engagement strategies enjoyed a 10 percent year-over-year growth in loyalty programs, a 10 percent increase in average order value, and a 25 percent increase in close rates. The time is now to capitalize on the growing need for an omnichannel approach to customer experience, and this partnership helps to position LiveVox to do so.

“Our strategic partnership with LiveVox will give our partners the ability to leverage their cloud engagement platform,” said Brandon Knight, Telarus VP of business development – CCaaS. “This platform dramatically simplifies data complexities and integrations of customer data, empowering contact center managers to implement new client campaigns from a single platform without significant IT resources. This is a big win for Telarus partners.”

About LiveVox

LiveVox, a portfolio company of Golden Gate Capital, is a leading cloud-based contact center platform. By seamlessly integrating omnichannel communications, customer relationship management (CRM), and workforce optimization (WFO), LiveVox delivers exceptional agent and customer experiences, while helping to reduce compliance risk. LiveVox’s reliable, easy-to-use technology enables effective engagement strategies on channels of choice to help drive contact center performance. Founded in 2000, LiveVox is headquartered in San Francisco with offices in Atlanta, Denver, St. Louis, Colombia, and Bangalore.

On January 14, 2021, LiveVox announced plans to merge with Crescent Acquisition Corp (“Crescent”) to become a publicly traded company (the “Business Combination”). Consummation of the Business Combination is subject to customary closing conditions, including approval by Crescent’s stockholders.

About Telarus

Built for You, Telarus is the largest privately held technology services distributor (master agent) in the United States. Our dynamic agent-partner community sources data, voice, cloud, and managed services through our robust portfolio of over 250 leading service providers. We are best known for our home-grown software pricing tools and mobile apps that are unique in the industry. To help our partners grow their businesses, we’ve assembled the best support organization in the industry, including Cybersecurity, SD-WAN, Cloud, Mobility, Contact Center, and ILEC specialty practices whose primary goal is to help our partners identify and design the right technology solutions for their customers. To learn more about the Telarus opportunity, please visit www.telarus.com, or follow us on Twitter @Telarus.

Additional Information about the Proposed Transaction and Where to Find It

This communication may be deemed solicitation material in respect of the proposed Business Combination between Crescent and LiveVox. The Business Combination will be submitted to the stockholders of Crescent and LiveVox for their approval. In connection with such stockholder vote, Crescent filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on Schedule 14A and, when completed, will mail a definitive proxy statement to its stockholders in connection with Crescent’s solicitation of proxies for the special meeting of the stockholders of Crescent to be held to approve the Business Combination. This communication does not contain all the information that should be considered concerning the proposed Business Combination and the other matters to be voted upon at the special meeting and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Crescent’s stockholders and other interested parties are urged to read the preliminary proxy statement, the amendments thereto, the definitive proxy statement (when available) and any other relevant documents that are filed or furnished or will be filed or will be furnished with the SEC carefully and in their entirety in connection with Crescent’s solicitation of proxies for the special meeting to be held to approve the Business Combination and other related matters, as these materials will contain important information about LiveVox and Crescent and the proposed Business Combination. The definitive proxy statement will be mailed to the stockholders of Crescent as of the record date to be established for voting on the proposed Business Combination and the other matters to be voted upon at the special meeting. Such stockholders will also be able to obtain copies of the proxy statement, without charge, at the SEC’s website at http://www.sec.gov, at Crescent’s website at http://www.crescentspac.com or by directing a request to Crescent Acquisition Corp, 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be made directly in this communication. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of Crescent or LiveVox, as the case may be, as of the date of this communication, and may include, without limitation, changes in general economic conditions, including as a result of COVID-19, all of which are accordingly subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this communication constitute Crescent’s or LiveVox’s, as the case may be, judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this communication are subject to a number of factors, risks and uncertainties, some of which are not currently known to Crescent or LiveVox, that may cause Crescent’s or LiveVox’s actual results, performance or financial condition to be materially different from the expectations of future results, performance of financial condition. Although such forward-looking statements have been made in good faith and are based on assumptions that Crescent or LiveVox, as the case may be, believe to be reasonable, there is no assurance that the expected results will be achieved. Crescent’s and LiveVox’s actual results may differ materially from the results discussed in forward-looking statements. Additional information on factors that may cause actual results and Crescent’s performance to differ materially is included in Crescent’s periodic reports filed with the SEC, including but not limited to Crescent’s annual report on Form 10-K for the year ended December 31, 2020. Copies of Crescent’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting Crescent. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and neither Crescent nor LiveVox undertake any obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer or invitation for the sale or purchase of securities, assets or the business described herein or a commitment to Crescent or LiveVox with respect to any of the foregoing, and this filing shall not form the basis of any contract, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

Crescent and LiveVox, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Crescent’s stockholders in respect of the Business Combination. Information about the directors and executive officers of Crescent is set forth in Crescent’s Form 10-K for the year ended December 31, 2020. Information about the directors and executive officers of LiveVox and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, are set forth in the proxy statement for the Business Combination. Additional information regarding the identity of all potential participants in the solicitation of proxies to Crescent’s stockholders in connection with the proposed Business Combination and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, are included in the proxy statement that Crescent filed with the SEC. Investors may obtain such information by reading such proxy statement when it becomes available.